Hartford Life Insurance Company Separate Account Seven

333-148570	Hartford Leaders / Chase (Series III)
333-101932	Hartford Leaders / Chase (Series I/II)

Supplement Dated February 11, 2009 to Your Prospectus Dated May 1, 2008

Supplement Dated February 11, 2009 to Your Prospectus

JPMorgan Insurance Trust Government Bond Portfolio

JPMorgan Investment Advisors Inc. has recommended, and the Fund’s board of trustees has approved, the merger of the JPMorgan Insurance Trust Government Bond Portfolio (“merging Fund) into the JPMorgan Insurance Trust Core Bond Portfolio (“acquiring Fund”).

Completion of the merger is subject to a number of conditions, including approval by the Shareholders of the merging Fund.  It is expected that this approval will be sought at a Shareholder meeting to be held on or about April 1, 2009.

As a result, all assets of the merging Fund will be transferred into the acquiring Fund. Shareholders of the merging Fund will receive shares of the acquiring Fund. The merger is scheduled to take place at the close of business on or about April 24, 2009. The merging Fund will close to new and subsequent Premium Payments and transfers of Contract Value, including program trades, at the close of business on April 23, 2009.

If at any time any of your Contract Value is invested in the merging Fund’s Sub-Account, the Contract Value will be invested in the acquiring Fund’s Sub-Account. If any portion of your future Premium Payments is allocated to the merging Fund’s Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.

Effective as of the close of business on April 24, 2009, any transaction that includes an allocation to the merging Fund’s Sub-Account will automatically be allocated to the acquiring Fund’s Sub-Account. Unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the merging Fund’s Sub-Account, your enrollment will automatically be updated to reflect the acquiring Fund’s Sub-Account.

Upon completion of the proposed merger, all information and reference to the merging Fund will be deleted.

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

Effective April 27, 2009, the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio is renamed the JPMorgan Insurance Trust Mid Cap Value Portfolio.

JPMorgan Insurance Trust Diversified Equity Portfolio

Effective April 27, 2009, the JPMorgan Insurance Trust Diversified Equity Portfolio is renamed the JPMorgan Insurance Trust U.S. Equity Portfolio.

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

Subject to Shareholder approval at the Shareholder meeting on April 1, 2009, the investment objective for this Fund will change to “Seeks capital growth over the long term.”

This supplement should be retained with the prospectus for future reference.

HV-7911